EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with this Quarterly Report of INDEPENDENT FILM DEVELOPMENT CORPORATION.  (the “Company”) on Form 10-Q/A for the period ending March 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jeff Ritchie, the Chief Executive Officer and Director of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.   Such Quarterly Report on Form 10-Q/A for the period ending March 31, 2011, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.   The information contained in such Quarterly Report on Form 10-Q/A for the period ending March 31, 2011, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 18, 2011	/s/ Jeff Ritchie Jeff Ritchie Chief Executive Officer and Director

EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with this Quarterly Report of INDEPENDENT FILM DEVELOPMENT CORPORATION.. (the “Company”) on Form 10-Q/A for the period ending March 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kenneth Eade, the Chief Financial Officer (Principal Accounting Officer) of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.   Such Quarterly Report on Form 10-Q/A for the period ending March 31, 2011 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.   The information contained in such Quarterly Report on Form 10-Q/A for the period ending March 31, 2011, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 18, 2011	/s/ Kenneth Eade Kenneth Eade Chief Financial Officer and Director